SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549




                                    FORM 8-K



                                 Current Report


                       Pursuant to Section 13 or 15(d) of
                       The Securities Exchange Act of 1934



       Date of Report (date of earliest event reported) November 09, 1998


                       ADELPHIA COMMUNICATIONS CORPORATION
             (Exact name of registrant as specified in its charter)




      Delaware                        0-16014                    23-2417713
   (State or other           (Commission File Number)          (IRS Employer
   jurisdiction of                                          Identification No.)
   incorporation)



                Main at Water Street - Coudersport, PA 16915-1141
               (Address of principal executive offices) (Zip Code)



        Registrant's telephone number, including area code (814) 274-9830


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Item 5.  Other Events

         The Registrant recently announced that it has sold $150,000,000 aggregate principal amount of 8-3/8% Senior Notes due 2008 to institutional investors in reliance on Rule 144A. The 8-3/8% Senior Notes due 2008 will be noncallable, and will have other non-interest terms that will be similar to those of Adelphia's existing publicly held senior debt. The transaction is expected to close on November 12, 1998.

The press release, for the above mentioned transaction, is filed herewith as
Exhibit 99.01 under Item 7.

Item 7.  Financial Statements and Exhibits

Exhibit No.                 Description

99.01                       Press Release dated November 09, 1998.




                                    SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

Date: November 17, 1998             ADELPHIA COMMUNICATIONS CORPORATION

                                            (Registrant)

                                    By:   /s/ Timothy J. Rigas
                                    ---------------------------
                                              Timothy J. Rigas
                                    Executive Vice President, Treasurer
                                    and Chief Financial Officer
















                                  EXHIBIT INDEX



Exhibit No.                 Description

99.01                       Press Release dated November 17, 1998.

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